                                                                     EXHIBIT 3.7


                            CERTIFICATE OF MERGER OF
                                 ADVACARE, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. ADVACARE, INC.,a Delaware corporation ("ADVACARE"), is merging with and into MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The Agreement and Plan of Merger pursuant to which the Merger is being consummated has been approved, adopted, certified, executed and acknowledged by MPSC and ADVACARE in accordance with Section 14-2-1101 and -1103 of the Code and Section 252 of the Delaware General Corporation Laws (the "Delaware Code"), and is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. MPSC hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of ADVACARE, as well as for enforcement of any obligation of MPSC arising from the Merger, including any suit or other proceeding to enforce the right of any shareholder of ADVACARE as and when determined in appraisal proceeding pursuant to the provisions of Section 262 of the Delaware Code; hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and hereby specifies the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                    2700 Cumberland Parkway, Suite 300
                    Atlanta, Georgia 30339

     6.     The effective date of the Merger is December 31, 1995.

       IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 14th day of December 1995.

                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION

                                   By: /s/ GENE KACZMARSKI
                                      -----------------------------
                                      Gene P. Kaczmarski, President

[CORPORATE SEAL]

ATTEST:

By: /s/ PEGGY B. SHERMAN
   -------------------------------------
   Peggy B. Sherman, Assistant Secretary

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                          ADVACARE, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


       The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By: /s/ PEGGY B. SHERMAN
                                      -------------------------------------
                                      Peggy B. Sherman, Assistant Secretary

SECRETARY OF STATE
BUSINESS INFORMATION AND SERVICES
SUITE 315, WEST TOWER                     DOCKET NUMBER  :  953620720
2 MARTIN LUTHER KING JR. DR.              CONTROL NUMBER :  9000830
ATLANTA, GEORGIA 30334-1530               EFFECTIVE DATE :  12/31/1995
                                          REFERENCE      :  0069
                                          PRINT DATE     :  12/28/1995
                                          FORM NUMBER    :  411



       PRENTICE HALL LEGAL & FINANCIAL SERVICES
       ELLEN MELNICK
       66 LUCKIE STREET
       ATLANTA, GEORGIA 30303



                             CERTIFICATE OF MERGER


I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

MEDICAL MANAGEMENT OF NEW ENGLAND, INC., a Massachusetts corporation



                                                              /s/ Max Cleland
                                                              ------------------
                                                              MAX CLELAND
                                                              SECRETARY OF STATE

[SEAL]


CORPORATIONS 656-2817-CORPORATIONS HOT-LINE 404-656-2222 (Outside Metro-Atlanta)

                            CERTIFICATE OF MERGER OF
                    MEDICAL MANAGEMENT OF NEW ENGLAND, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. MEDICAL MANAGEMENT OF NEW ENGLAND, INC., a Massachusetts corporation ("MMNE"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation (MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or MMNE pursuant to Section 14-2-1104 of the Code and
Section 82 of the Massachusetts Business Corporation Laws.

     6.   The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December 1995.

                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By:/s/ Gene Kaczmarski
                                      ------------------------------------
                                      Gene P. Kaczmarski, President

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF MEDICAL MANAGEMENT OF NEW ENGLAND, INC. WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                    By:  /s/ Peggy Sherman
                                       -------------------------------------
                                       Peggy B. Sherman, Assistant Secretary

SECRETARY OF STATE
BUSINESS INFORMATION AND SERVICES
SUITE 315, WEST TOWER
2 MARTIN LUTHER KING JR. DR.
ATLANTA, GEORGIA  30334-1530                 DOCKET NUMBER : 953620709
                                             CONTROL NUMBER: 9000830
                                             EFFECTIVE DATE: 12/31/1995
                                             REFERENCE     : 0069
                                             PRINT DATE    : 12/28/1995
                                             FORM NUMBER   : 411


PRENTICE HALL LEGAL & FINANCIAL SERVICES
ELLEN MELNICK
66 LUCKIE STREET
ATLANTA, GEORGIA  30303

                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

MEDICAL OFFICE CONSULTANTS, INC., a California corporation





                                             /s/ Max Cleland
                                             -------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE




[SEAL]


CORPORATIONS 656-2817 CORPORATIONS HOT-LINE 404-656-2222 (Outside Metro-Atlanta)

                            CERTIFICATE OF MERGER OF
                        MEDICAL OFFICE CONSULTANTS INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1.   Medical Office Consultants, Inc., a California corporation
("MOC"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation (MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or MOC pursuant to Section 14-2-1104 of the Code.

     6.   The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December 1995.

                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By:/s/ Gene Kaczmarski
                                      ------------------------------------
                                      Gene P. Kaczmarski, President

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                 MEDICAL OFFICE CONSULTANTS, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105(b).


                                       MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                       By: /s/ Peggy Sherman
                                           -------------------------------------
                                           Peggy B. Sherman, Assistant Secretary

       SECRETARY OF STATE
BUSINESS INFORMATION AND SERVICES
      SUITE 315, WEST TOWER
    MARTIN LUTHER KING JR. DR.
   ATLANTA, GEORGIA 30334-1530

                                                      DOCKET NUMBER : 953620696
                                                      CONTROL NUMBER: 9000830
                                                      EFFECTIVE DATE: 12/31/1995
                                                      REFERENCE     : 0069
                                                      PRINT DATE    : 12/28/1995
                                                      FORM NUMBER   : 411

PRENTICE HALL LEGAL & FINANCIAL SERVICES
ELLEN MELNICK
66 LUCKIE STREET
ATLANTA, GEORGIA 30303


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

BILLING AND PROFESSIONAL SERVICES, INC., a Georgia corporation



[SEAL]                                  /s/ Max Cleland
                                        ------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE

                            CERTIFICATE OF MERGER OF
                    BILLING AND PROFESSIONAL SERVICES, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. Billing and Professional Services, Inc., a Georgia corporation ("BPS"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or BPS pursuant to Section 14-2-1104 of the Code.

     6.   The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December 1995.



                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By: /s/ Gene P. Kaczmarski
                                       -----------------------------------
                                       Gene P. Kaczmarski, President

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

             BILLING AND PROFESSIONAL SERVICES, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                              MEDAPHIS PHYSICIAN SERVICES CORPORATION


                              By: /s/ Peggy B. Sherman
                                  -------------------------------------
                                  Peggy B. Sherman, Assistant Secretary

Secretary of State                               DOCKET NUMBER : 953620709
Business Information and Services                CONTROL NUMBER: 9000830
Suite 315, West Tower                            EFFECTIVE DATE: 12/31/1995
2 Martin Luther King Jr. Dr.                     REFERENCE     : 0069
Atlanta, Georgia 30334-1530                      PRINT DATE    : 12/28/1995
                                                 FORM NUMBER   : 411

PRENTICE HALL LEGAL & FINANCIAL SERVICES
ELLEN MELNICK
66 LUCKIE STREET
ATLANTA, GEORGIA 30303


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

MEDICAL OFFICE CONSULTANTS, INC., a California corporation




                                             /s/ Max Cleland
                                             ----------------------------------
[SEAL]                                       MAX CLELAND
                                             SECRETARY OF STATE

                            CERTIFICATE OF MERGER OF
                        MEDICAL OFFICE CONSULTANTS, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. Medical Office Consultants, Inc., a California corporation ("MOC"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or MOC pursuant to Section 14-2-1104 of the Code.

     6.   The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December 1995.


                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By: /s/ Gene P. Kaczmarski
                                       --------------------------------------
                                       Gene P. Kaczmarski, President

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                 MEDICAL OFFICE CONSULTANTS, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                   By: /s/ Peggy B. Sherman
                                       -------------------------------------
                                       Peggy B. Sherman, Assistant Secretary

Secretary of State                               DOCKET NUMBER  : 953620720
Business Information and Services                CONTROL NUMBER : 9000830
Suite 315, West Tower                            EFFECTIVE DATE : 12/31/1995
2 Martin Luther King, Jr. Dr.                    REFERENCE      : 0069
Atlanta, Georgia 30334-1530                      PRINT DATE     : 12/28/1995
                                                 FORM NUMBER    : 411

PRENTICE HALL LEGAL & FINANCIAL SERVICES
ELLEN MELNICK
66 LUCKIE STREET
ATLANTA, GEORGIA 30303


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

MEDICAL MANAGEMENT OF NEW ENGLAND, INC., a Massachusetts corporation




                                             /s/ Max Cleland
[SEAL]                                       --------------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE

                            CERTIFICATE OF MERGER OF
                    MEDICAL MANAGEMENT OF NEW ENGLAND, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. MEDICAL MANAGEMENT OF NEW ENGLAND, INC., a Massachusetts corporation ("MMNE"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC")(the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or MMNE pursuant to Section 14-2-1104 of the Code and
Section 82 of the Massachusetts Business Corporation Laws.

     6. The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December 1995.

                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION

                                   By: /s/ Gene P. Kaczmarski
                                       -----------------------------------
                                       Gene P. Kaczmarski, President

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

             MEDICAL MANAGEMENT OF NEW ENGLAND, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


       The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                  MEDAPHIS PHYSICIAN SERVICES CORPORATION



                                  By: /s/ Peggy B. Sherman
                                      -------------------------------------
                                      Peggy B. Sherman, Assistant Secretary

Secretary of State                        DOCKET NUMBER     :   953620754
Business Information and Services         CONTROL NUMBER    :   9000830
Suite 315, West Tower                     EFFECTIVE DATE    :   12/31/1995
Martin Luther King Jr. Dr.                REFERENCE         :   0069
Atlanta, Georgia 30334-1530               PRINT DATE        :   12/28/1995
                                          FORM NUMBER       :   411


PRENTICE HALL LEGAL & FINANCIAL SERVICES
ELLEN MELNICK
66 LUCKIE STREET
ATLANTA, GEORGIA 30303




                             CERTIFICATE OF MERGER


I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

ADVACARE, INC., a Delaware corporation





                                          /s/ Max Cleland
                                          -------------------------------
                                          MAX CLELAND
[SEAL]                                    SECRETARY OF STATE

                            CERTIFICATE OF MERGER OF
                                 ADVACARE, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. ADVACARE, INC., a Delaware corporation ("ADVACARE"), is merging with and into MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The Agreement and Plan of Merger pursuant to which the Merger is being consummated has been approved, adopted, certified, executed and acknowledged by MPSC and ADVACARE in accordance with Sections 14-2-1101 and -1103 of the Code and Section 252 of the Delaware General Corporation Laws (the "Delaware Code"), and is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. MPSC hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of ADVACARE, as well as for enforcement of any obligation of MPSC arising from the Merger, including any suit or other proceeding to enforce the right of any shareholder of ADVACARE as and when determined in appraisal proceeding pursuant to the provisions of Section 262 of the Delaware Code; hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and hereby specifies the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

               MEDAPHIS PHYSICIAN SERVICES CORPORATION
               2700 Cumberland Parkway, Suite 300
               Atlanta, Georgia 30339

     6. The effective date of the Merger is December 31, 1995.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 14th day of December 1995.

                                          MEDAPHIS PHYSICIAN SERVICES
                                          CORPORATION

                                          By: /s/ Gene P. Kaczmarski
                                              ---------------------------------
                                              Gene P. Kaczmarski, President

[CORPORATE SEAL]

ATTEST:


By: /s/ Peggy B. Sherman
    -------------------------------------
    Peggy B. Sherman, Assistant Secretary

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                          ADVACARE, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of forty dollars ($40.00) have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                     MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                     By: /s/ Peggy B. Sherman
                                         -------------------------------------
                                         Peggy B. Sherman, Assistant Secretary

Secretary of State
Corporations Division                             DOCKET NUMBER : 951640622
Suite 315, West Tower                             CONTROL NUMBER: 9000830
2 Martin Luther King, Jr. Dr.                     EFFECTIVE DATE: 06/13/1995
Atlanta, Georgia 30334-1530                       REFERENCE     : 0069
                                                  PRINT DATE    : 06/13/1995
                                                  FORM NUMBER   : 411


PARANET CORPORATION SERVICES, INC.
KATHY SLAYMAN
3761 VENTURE DRIVE, STE 260
DULUTH, GEORGIA 30136


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation


Non-Surviving Entity:

MEDICAL MANAGEMENT, INC., an Alabama corporation



[SEAL]

                                                 /s/ Max Cleland
                                                 ------------------------
                                                 MAX CLELAND
                                                 SECRETARY OF STATE




CORPORATIONS 656-2817-CORPORATIONS HOT-LINE 404-656-2222 (Outside Metro-Atlanta)

                             CERTIFICATE OF MERGER
                                       OF
                            MEDICAL MANAGEMENT, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


      The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

      1. Medical Management, Inc., an Alabama corporation ("MMI"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving Georgia corporation following the Merger, using the name "Medaphis Physician Services Corporation."

      2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation until thereafter duly amended in accordance with their terms and Code.

      3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

      4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

      5. The Merger has been duly approved by the written consent of the sole shareholder of MMI and by the written consent of the sole shareholder of MPSC.

      IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 9th day of June, 1995.

                                             MEDAPHIS PHYSICIAN
                                             SERVICES CORPORATION


                                             By: /s/ Michael R. Cote
                                                 ------------------------------
                                                    Michael R. Cote
                                                    Senior Vice President-
                                                    Finance and Administration
                                                    and Chief Financial Officer

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

                         CERTIFICATE OF VERIFICATION OF

                            REQUEST FOR PUBLICATION

     Pursuant to Section 14-2-1105.1(a) of the Georgia Business Corporation Code, Medaphis Physician Services Corporation, a Georgia corporation, hereby verifies that a request for publication of a notice of merger to merge Medical Management, Inc. with and into Medaphis Physician Services Corporation and payment therefor have been made, as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 9th day of June, 1995.

                                        MEDAPHIS PHYSICIAN
                                        SERVICES CORPORATION


                                        By: /s/  Pamela S. Topper
                                            -------------------------------
                                            Pamela S. Topper
                                            Vice President, General Counsel
                                            and Secretary

Secretary of State                           DOCKET NUMBER : 951180711
Corporations Division                        CONTROL NUMBER: 9000830
Suite 315, West Tower                        EFFECTIVE DATE: 04/28/1995
2 Martin Luther King, Jr. Dr.                REFERENCE     : 0091
Atlanta, Georgia 30334-1530                  PRINT DATE    : 04/28/1995
                                             FORM NUMBER   : 411





MEDAPHIS CORPORATION
2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GA 30339



                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, A GEORGIA CORPORATION

Nonsurviving Entity/Entities:
MEDICAL BILLING SERVICE, INC., A MICHIGAN CORPORATION








[SEAL]                                          /s/ MAX CLELAND
                                                ----------------------------
                                                MAX CLELAND
                                                SECRETARY OF STATE



CORPORATIONS 656-2817-CORPORATIONS HOT-LINE 404-656-2222 (Outside Metro-Atlanta)

                             CERTIFICATE OF MERGER
                                       OF
                         MEDICAL BILLING SERVICE, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


       The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

       1. Medical Billing Service, Inc., a Michigan corporation ("MBS"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving Georgia corporation following the Merger, using the name "Medaphis Physician Services Corporation."

       2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation until thereafter duly amended in accordance with their terms and Code.

       3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

       4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

       5. The Merger has been duly approved by unanimous written consent of the stockholders of MBS and by the written consent of the sole shareholder of MPSC.

       IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 28th day of April, 1995.


                                   MEDAPHIS PHYSICIAN
                                   SERVICES CORPORATION


                                   By: /s/ Michael R. Cote
                                       -----------------------------
                                       Michael R. Cote
                                       Senior Vice President-Finance
                                       and Administration and Chief
                                       Financial Officer

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

                         CERTIFICATE OF VERIFICATION OF

                            REQUEST FOR PUBLICATION

     Pursuant to Section 14-2-1105.1(a) of the Georgia Business Corporation Code, Medaphis Physician Services Corporation, a Georgia corporation, hereby verifies that a request for publication of a notice of merger to merge Medical Billing Service, Inc. with and into Medaphis Physician Services Corporation and payment therefor have been made, as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of April, 1995.


                                   MEDAPHIS PHYSICIAN
                                   SERVICES CORPORATION

                                   By:   /s/ Pamela S. Topper
                                        --------------------------------
                                        Pamela S. Topper
                                        Vice President, General Counsel
                                        and Secretary

Secretary of State                        DOCKET NUMBER : 943630012
Business Services and Regulation          CONTROL NUMBER: 9000830
Suite 315, West Tower                     EFFECTIVE DATE: 12/31/1994
2 Martin Luther King, Jr. Dr.             REFERENCE     : 0069
Atlanta, Georgia 30334-1530               PRINT DATE    : 12/28/1994
                                          FORM NUMBER   : 411


PARANET CORPORATION SERVICES, INC.
DOUGLAS W. JUNKER
3761 VENTURE DRIVE, STE 260
DULUTH, GEORGIA 30136



                             CERTIFICATE OF MERGER


I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, INC., a Georgia corporation

Non Surviving Entity:

JOHN REX, INC., a California corporation




                                          /s/ Max Cleland
                                          ------------------------------
                                              MAX CLELAND
[SEAL]                                        SECRETARY OF STATE


                                          /s/ Verley J. Spivey
                                          ------------------------------
                                              VERLEY J. SPIVEY
                                              DEPUTY SECRETARY OF STATE

SECURITIES      CEMETERIES      CORPORATIONS      CORPORATIONS HOTLINE
 656-2894        656-3079         656-2817            404-656-2222
                                                  Outside Metro Atlanta

                            CERTIFICATE OF MERGER OF
                                 JOHN REX, INC.
                                 WITH AND INTO
                 MEDAPHIS PHYSICIAN SERVICES CORPORATION, INC.


     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. John Rex, Inc., a California corporation ("JRI"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Agreement and Plan of Merger did not require approval by the shareholders of MPSC or JRI pursuant to Section 14-2-1104 of the Code.

     6. The effective date of the Merger is December 31, 1994.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute
and deliver this Certificate of Merger as of the    day of December     .

                                   MEDAPHIS PHYSICIAN SERVICES CORPORATION

                                   By: /s/
                                      -----------------------------------

                                   Title: /s/
                                         --------------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                          JOHN REX, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section: 14-2-1105.1(b).

                                Medaphis Physician Services Corporation


                                By: /s/ Pamela S. Topper
                                    -----------------------------------
                                    Pamela S. Topper
                                    Vice President, General Counsel
                                    and Secretary

Secretary of State                                CONTROL NUMBER :  9000830
Business Services And Regulation                  EFFECTIVE DATE :  09/30/1994
Suite 315, West Tower                             REFERENCE      :  0045
2 Martin Luther King, Jr., Dr.                    PRINT DATE     :  10/05/1994
Atlanta, Georgia 30334-1530                       FORM NUMBER    :  411


NANCY SLAUGHTER
MEDAPHIS CORPORATION
2700 CUMBERLAND PKWY., STE. 300
ATLANTA, GA 30339


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.


Surviving Entity:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation


Nonsurviving Entity/Entities:
MARMAC MANAGEMENT, INC., an Arizona corporation



                                  /s/ Max Cleland
                                  ---------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ Verley J. Spivey
                                  ---------------------------
[SEAL]                            VERLEY J. SPIVEY
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOTLINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                             CERTIFICATE OF MERGER
                                       OF
                            MARMAC MANAGEMENT, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION



     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. Marmac Management, Inc. an Arizona corporation ("Marmac"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving Georgia corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation until thereafter duly amended in accordance with their terms and the Code.

     3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, c/o Medaphis Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Merger has been duly approved by unanimous written consent of the stockholders of Marmac and by the written consent of the sole shareholder of MPSC.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 30th day of September, 1994.


                                           MEDAPHIS PHYSICIAN SERVICES
                                           CORPORATION



                                           By:/s/ Randolph G. Brown
                                              -------------------------
                                              Randolph G. Brown
                                              Chairman

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

                         CERTIFICATE OF VERIFICATION OF

                            REQUEST FOR PUBLICATION



     Pursuant to Section 14-2-1105.1(a) of the Georgia Business Corporation Code, Medaphis Physician Services Corporation, a Georgia corporation, hereby verifies that a request for publication of a notice of merger to merge Marmac Management, Inc. with and into Medaphis Physician Services Corporation and payment thereof have been made, as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of September, 1994.




                                Medaphis Physician Services Corporation



                                By:/s/ Pamela S. Topper
                                   --------------------------------
                                   Pamela S. Topper
                                   Vice President, General Counsel
                                   and Secretary

Secretary of State                           DOCKET NUMBER : 942290234
Business Services and Regulation             CONTROL NUMBER: 9000830
Suite 315, West Tower                        EFFECTIVE DATE: 08/17/1994
2 Martin Luther King Jr. Dr.                 REFERENCE     : 0091
Atlanta, Georgia 30334-1530                  PRINT DATE    : 08/17/1994
                                             FORM NUMBER   : 411

MEDAPHIS CORPORATION
MICHELE A. SCOLLARD
2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GEORGIA 30339


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Nonsurviving Entity/Entities:

CONSOLIDATED MEDICAL SERVICES, INC., a Florida corporation




                                             /s/ Max Cleland
                                             -----------------------------
[SEAL]                                           MAX CLELAND
                                                 SECRETARY OF STATE


                                             /s/ Verley J. Spivey
                                             -----------------------------
                                                 VERLEY J. SPIVEY
                                                 DEPUTY SECRETARY OF STATE


SECURITIES      CEMETERIES      CORPORATIONS      CORPORATIONS HOT-LINE
 556-2894        656-3079         656-2817             404-656-2222
                                                  Outside Metro-Atlanta

                             ARTICLES OF MERGER OF
                      CONSOLIDATED MEDICAL SERVICES, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


1. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of Consolidated Medical Services, Inc., a Florida corporation ("CMS").

2. The Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein was duly approved by the Board of Directors of MPSC.

3. Pursuant to Section 14-2-1104(a) of the Georgia Business Corporation Code, the Agreement and Plan of Merger does not require approval by the shareholders of CMS or MPSC.

4. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.


                                        MEDAPHIS PHYSICIAN SERVICES
                                        CORPORATION


                                        By: /s/ Randolph G. Brown
                                            -------------------------------
[CORPORATE SEAL]
                                        Title: Chairman
                                               ----------------------------
ATTEST:


By: /s/ Pamela Topper
    -------------------------------

Title: Secretary
       ----------------------------


                                        CONSOLIDATED MEDICAL SERVICES, INC.


                                        By: /s/ Randolph G. Brown
                                            -------------------------------
[CORPORATE SEAL]
                                        Title: Chairman
                                               ----------------------------
ATTEST:


By: /s/ Pamela Topper
    -------------------------------

Title: Secretary
       ----------------------------

                                   EXHIBIT A


                        AGREEMENT AND PLAN OF MERGER OF
                      CONSOLIDATED MEDICAL SERVICES, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 17th day of August, 1994 by and between Consolidated Medical Services, Inc., a Florida corporation ("CMS"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") and the sole shareholder of CMS
(CMS and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").


                                   Section 1

Merger

     1.1 On the Effective Date, CMS shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code and Section 607.1106 of the Florida Business Corporation Act.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of CMS shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

     1.3 Since MPSC is the sole shareholder of CMS, there are no dissenting shareholders.


                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of CMS Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of CMS shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of CMS Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors of MPSC immediately prior to the Effective Date shall continue as the directors of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Shareholder Approval, Effectiveness of Merger

     This Agreement has been approved by the Board of Directors of MPSC as provided by the Georgia Business Corporation Code and the Florida Business Corporation Act. The merger shall become effective upon the date of filing of the Articles of Merger with the Department of State of the State of Florida and with the Secretary of State of the State of Georgia (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia with respect to the filing of this

Agreement with the Georgia Secretary of State and with the laws of the State of Florida with respect to the filing of this Agreement with the Florida Department of State.

     IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                        Consolidated Medical Services, Inc.


                                        By: /s/ Randolph G. Brown
                                           -------------------------------

                                        Title: Chairman
                                              ----------------------------
[CORPORATE SEAL]

ATTEST:


By: /s/ Pamela Topper
    ----------------------------

Title:  Secretary
      --------------------------

                                        Medaphis Physician Services Corporation


                                        By: /s/ Randolph G. Brown
                                           -------------------------------

                                        Title: Chairman
                                              ----------------------------
[CORPORATE SEAL]

ATTEST:


By: /s/ Pamela Topper
   -----------------------------

Title:  Secretary
      --------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

               CONSOLIDATED MEDICAL SERVICES, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                             Medaphis Physician Services Corporation


                             By:  /s/ Pamela S. Topper
                                  ---------------------------------------------
                                  Pamela S. Topper
                                  Vice President, General Counsel and Secretary

SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
SUITE 315, WEST TOWER
2 MARTIN LUTHER KING, JR. DR.
ATLANTA, GEORGIA  30334-1530
                                           DOCKET NUMBER  :  942150249
                                           CONTROL NUMBER :  9000830
                                           EFFECTIVE DATE :  08/02/1994
                                           REFERENCE      :  0045
                                           PRINT DATE     :  08/04/1994
                                           FORM NUMBER    :  411



    NANCY L. SLAUGHTER
    MEDAPHIS CORPORATION
    2700 CUMBERLAND PKWY., STE. 300
    ATLANTA, GEORGIA  30339



                             CERTIFICATE OF MERGER


    I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.


    Surviving Entity:
    MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

    Nonsurviving Entity/Entities:
    OMNI MEDICAL SYSTEMS, INC., a Louisiana corporation

                                                       /s/ Max Cleland
                                                       -------------------------
                                                       MAX CLELAND
                                                       SECRETARY OF STATE


            [SEAL]                                     /s/ Verley J. Spivey
                                                       -------------------------
                                                       VERLEY J. SPIVEY
                                                       DEPUTY SECRETARY OF STATE

SECURITIES        CEMETERIES        CORPORATIONS        CORPORATIONS HOT-LINE
 656-2894          656-3079           656-2817               404-656-2222
                                                        Outside Metro-Atlanta

                             CERTIFICATE OF MERGER
                                       OF
                           OMNI MEDICAL SYSTEMS, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. OMNI Medical Systems, Inc., a Louisiana corporation ("OMNI"), is merging with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger"), and MPSC will be the surviving corporation following the Merger, using the name "Medaphis Physician Services Corporation".

     2. The Articles of Incorporation of MPSC (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

     3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Merger has been duly approved by unanimous written consent of the stockholders of OMNI and by the written consent of the sole shareholder of MPSC.

     IN WITNESS WHEREOF, MPSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 31st day of July, 1994.

                                        MEDAPHIS PHYSICIAN SERVICES
                                          CORPORATION


                                        By: /s/ Randolph G. Brown
                                            ---------------------------
                                            [Name]
                                            [Title] Chairman

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                    OMNI MEDICAL SYSTEMS, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.C.A., Section 14-2-1105.1(b).


                                     Medaphis Physician Services Corporation

                                     By:  /s/ Pamela S. Topper
                                        ------------------------------------
                                          Pamela S. Topper
                                          Vice President, General Counsel
                                          and Secretary

       SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
     SUITE 315, WEST TOWER
   2 MARTIN LUTHER KING, JR. DR.
   ATLANTA, GEORGIA  30334-1530              DOCKET NUMBER : 941920616
                                             CONTROL NUMBER: 9000830
                                             EFFECTIVE DATE: 07/11/1994
                                             REFERENCE     : 0069
                                             PRINT DATE    : 07/11/1994
                                             FORM NUMBER   : 411


PARANET CORPORATION SERVICES, INC.
DOUGLAS W. JUNKER
3761 VENTURE DRIVE, STE 260
DULUTH, GEORGIA  30136


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity:

MEDICAL MANAGEMENT RESOURCES, INC., a Delaware corporation





                                             /s/ Max Cleland
                                             -------------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE


[SEAL]                                       /S/ Verley J. Spivey
                                             -------------------------
                                             VERLEY J. SPIVEY
                                             DEPUTY SECRETARY OF STATE



SECURITIES  CEMETERIES  CORPORATIONS      CORPORATIONS HOT-LINE
 656-2894    656-3079    656-2817            (404) 656-2222
                                         Outside Metro Atlanta

                             CERTIFICATE OF MERGER

                                       OF

                       MEDICAL MANAGEMENT RESOURCES, INC.

                                 WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

                    ---------------------------------------

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. Medical Management Resources, Inc., a Delaware corporation, is merging with and into Medaphis Physician Services Corporation Inc., a Georgia corporation (the "Merger"), and Medaphis Physician Services Corporation will be the surviving Georgia corporation following the Merger, using the name "Medaphis Physician Services Corporation."

     2. The Articles of Incorporation of Medaphis Physician Services Corporation (the "Articles"), will continue after the Merger as the Articles of Incorporation of the surviving corporation until thereafter duly amended in accordance with their terms and the Code.

     3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Medaphis Physician Services Corporation c/o Medaphis Corporation, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

     4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

     5. The Merger has been duly approved by unanimous written consent of the shareholders of Medical Management Resources, Inc., and by the written consent of the sole shareholder of Medaphis Physician Services Corporation.

     6. The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by law.

     IN WITNESS WHEREOF, Medaphis Physician Services Corporation has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 11th day of July, 1994.

                                        MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                        By: /s/ Michael R. Cote
                                            -----------------------------------
                                            Michael R. Cote
                                            Senior Vice President and
                                              Assistant Secretary

       SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
     SUITE 315, WEST TOWER
   2 MARTIN LUTHER KING, JR. DR.
   ATLANTA, GEORGIA  30334-1530              DOCKET NUMBER : 940060107
                                             CONTROL NUMBER: 9000830
                                             EFFECTIVE DATE: 12/31/1993
                                             REFERENCE     : 0045
                                             PRINT DATE    : 01/07/1994
                                             FORM NUMBER   : 411


C T CORPORATION SYSTEM
JENNIFER F. AULTMAN
1201 PEACHTREE ST., N.E.
ATLANTA, GEORGIA  30361


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Nonsurviving Entity/Entities:

COMPMED, INC., a Georgia corporation





                                             /s/ Max Cleland
                                             -------------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE


[SEAL]                                       /S/ Verley J. Spivey
                                             -------------------------
                                             VERLEY J. SPIVEY
                                             DEPUTY SECRETARY OF STATE


                                         CORPORATIONS HOT-LINE
SECURITIES  CEMETERIES  CORPORATIONS         (404) 656-2222
 656-2894    656-3079    656-2817        Outside Metro Atlanta

                             ARTICLES OF MERGER OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                                      AND
                                 COMPMED, INC.


1. CompMed, Inc., a Georgia corporation ("CompMed"), will merge with and into Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (the "Merger") and MPSC will be the surviving corporation, pursuant to the Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein.

2.   The Merger was duly approved by the shareholders of CompMed and MPSC.

3.   The effective date of the merger is December 31, 1993.


                                        MEDAPHIS PHYSICIAN
                                        SERVICES CORPORATION

                                        By: /s/ Pamela S. Topper
[CORPORATE SEAL]                           -----------------------------
                                        Title:  Vice President
ATTEST:                                       --------------------------

By: /s/ Peggy Sherman
   -----------------------------
Title:  Assistant Secretary
      --------------------------

                                        COMPMED, INC.

                                        By: /s/ Pamela S. Topper
[CORPORATE SEAL]                           -----------------------------
                                        Title:  Vice President
ATTEST:                                       --------------------------

By: /s/ Peggy Sherman
   -----------------------------
Title:  Assistant Secretary
      --------------------------

                        AGREEMENT AND PLAN OF MERGER OF
                                 COMPMED, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 30th day of December, 1993 by and between CompMed, Inc., a Georgia corporation ("CompMed"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (CompMed and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

     1.1 On the Effective Date, CompMed shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of CompMed shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of CompMed Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of CompMed shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of CompMed Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors of MPSC immediately prior to the Effective Date shall continue as the directors of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.

     The following persons are hereby elected as officers of the Corporation as of the Effective Date to serve pursuant to the Bylaws of the Corporation until their respective successors are duly elected and qualified, and any and all previous officers are hereby removed:

Name                                    Office
----                                    ------
Martin L. Brill                         Chairman

Gene P. Kaczmarski                      President

Timothy J. Kilgallon                    Executive Vice President and
                                        Chief Operations Officer

Lonnie W. Johnson                       Executive Vice President - Operations

Mark S. Martin                          Executive Vice President - Financial
                                        Services

Douglas W. Esbach                       Executive Vice President - Sales

Michael R. Cote                         Senior Vice President and
                                        Assistant Secretary

G. Edward Alexander, Jr.                Vice President and Treasurer

Pamela S. Topper                        Vice President, General Counsel and
                                        Secretary

Peggy B. Sherman                        Associate General Counsel and
                                        Assistant Secretary


                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

         4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

         This Agreement has been approved by the Board of Directors of MPSC as provided by the Georgia Business Corporation Code. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

         6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.

                                             Medaphis Physician
                                             Services Corporation

                                             By: /s/ Pamela S. Topper
[CORPORATE SEAL]                                 --------------------------
                                             Title: Vice President
ATTEST:                                            ------------------------
By: /s/ Peggy Sherman
   --------------------
Title: Assistant Secretary
     ------------------

                                             CompMed, Inc.

                                             By: /s/ Pamela S. Topper
[CORPORATE SEAL]                                 --------------------------
                                             Title: Vice President
ATTEST:                                            ------------------------
By: /s/ Peggy Sherman
   --------------------
Title: Assistant Secretary
     ------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF
                          COMPMED, INC. WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                     MEDAPHIS PHYSICIAN SERVICES CORPORATION

                                     By:  /s/ Pamela S. Topper
                                        ------------------------------------
                                          Pamela S. Topper
                                          Vice President, General Counsel
                                          and Secretary

       SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
     SUITE 315, WEST TOWER
   2 MARTIN LUTHER KING JR. DR.
   ATLANTA, GEORGIA  30334-1530              DOCKET NUMBER : 940040286
                                             CONTROL NUMBER: 9000830
                                             EFFECTIVE DATE: 12/31/1993
                                             REFERENCE     : 0045
                                             PRINT DATE    : 01/05/1994
                                             FORM NUMBER   : 411


C T CORPORATION SYSTEM
JENNIFER F. AULTMAN
1201 PEACHTREE ST., N.E.
ATLANTA, GEORGIA  30361


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non-Surviving Entity/Entities:

MEDAPHIS MEDICAL ASSOCIATES, INC., a Georgia corporation





                                             /s/ Max Cleland
                                             -------------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE


[SEAL]                                       /s/ Verley J. Spivey
                                             -------------------------
                                             VERLEY J. SPIVEY
                                             DEPUTY SECRETARY OF STATE


                                          CORPORATIONS HOTLINE
SECURITIES  CEMETERIES  CORPORATIONS         (404) 656-2222
 656-2894    656-3079    656-2817        Outside Metro Atlanta

                             ARTICLES OF MERGER OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                                      AND
                       MEDAPHIS MEDICAL ASSOCIATES, INC.


1. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of Medaphis Medical Associates, Inc., a Georgia corporation ("MMA").

2. The Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein was duly approved by the Board of Directors of MPSC.

3. The Agreement and Plan of Merger did not require approval by the shareholders of MMA or MPSC.

4.   The effective date of the merger is December 31, 1993.

5. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.

                                        MEDAPHIS PHYSICIAN
                                        SERVICES CORPORATION
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                        AGREEMENT AND PLAN OF MERGER OF
                       MEDAPHIS MEDICAL ASSOCIATES, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between Medaphis Medical Associates, Inc., a Georgia corporation ("MMA"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") and the sole shareholder of MMA (MMA and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

     1.1 On the Effective Date, MMA shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of MMA shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of MMA Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of MMA shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of MMA
Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

     This Agreement has been approved by the Board of Directors of MPSC as provided by Section 14-2-1104 of the Georgia Business Corporation Code. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                        Medaphis Physician
                                        Services Corporation

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

               MEDICAL MANAGEMENT ASSOCIATES, INC. WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).



                                     Medaphis Physician Services Corporation


                                     By:  /s/ Pamela S. Topper
                                        -------------------------------------
                                        Pamela S. Topper
                                        Vice President, General Counsel
                                        and Secretary

                                NOTICE OF MERGER

Notice is given that a certificate of merger which will effect a merger by and between Medaphis Medical Associates, Inc., a Georgia corporation, and Medaphis Physician Services Corporation, a Georgia corporation, will be delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will be Medaphis Physician Services Corporation, a corporation incorporated in the State of Georgia. The registered office of such corporation is located at 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339 and its registered agent at such address is Pamela S. Topper.

Secretary of State                           DOCKET NUMBER      : 940040283
Business Services and Regulation             CONTROL NUMBER     : 9000830
Suite 315, West Tower                        EFFECTIVE DATE     : 12/31/1993
2 Martin Luther King, Jr. Dr.                REFERENCE          : 0045
Atlanta, Georgia 30334-1330                  PRINT DATE         : 01/05/1994
                                             FORM NUMBER        : 411


C T CORPORATION SYSTEM
JENNIFER F. AULTMAN
1201 PEACHTREE ST., N.E.
ATLANTA, GA 30361


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Nonsurviving Entity/Entities:
BAULD INVESTMENT CORPORATION, a Florida corporation


                                      /s/ Max Cleland
                                      --------------------------------------
                                      MAX CLELAND
                                      SECRETARY OF STATE

[SEAL]

                                      /s/ Verley J. Spivey
                                      --------------------------------------
                                      VERLEY J. SPIVEY
                                      DEPUTY SECRETARY OF STATE

SECURITIES       CEMETERIES         CORPORATIONS         CORPORATIONS HOT LINE
 656-2894         656-3079            656-2817                404-656-2222
                                                         Outside Metro-Atlanta

                             ARTICLES OF MERGER OF
                          BAULD INVESTMENT CORPORATION
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


1. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of Bauld Investment Corporation, a Florida corporation ("BIC").

2. The Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein was duly approved by the Board of Directors of MPSC.

3. Pursuant to Section 14-2-1104(a) of the Georgia Business Corporation Code, the Agreement and Plan of Merger does not require approval by the shareholders of BIC or MPSC.

4.   The effective date of the merger is December 31, 1993.

5. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.


                                        MEDAPHIS PHYSICIAN
                                        SERVICES CORPORATION

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                        AGREEMENT AND PLAN OF MERGER OF
                          BAULD INVESTMENT CORPORATION
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between Bauld Investment Corporation, a Florida corporation ("BIC"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") and the sole shareholder of BIC (BIC and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").


                                   Section 1

Merger

     1.1 On the Effective Date, BIC shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code and Section 607.1106 of the Florida Business Corporation Act.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of BIC shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

     1.3 Since MPSC is the sole shareholder of BIC, there are no dissenting shareholders.


                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of BIC Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of BIC shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of BIC Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

     This Agreement has been approved by the board of directors of MPSC as provided by the Georgia Business Corporation Code and the Florida Business Corporation Act. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia with respect to the filing of this Agreement with the Georgia Secretary of State and with the laws of Florida with respect to the filing of this Agreement with the Florida Secretary of State.

     IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                    Medaphis Physician
                                    Services Corporation

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                   BAULD INVESTMENT CORPORATION WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A. 14-2-1105.1(b).


                                Medaphis Physician Services Corporation



                                By:/s/ Pamela S. Topper
                                   -----------------------------------
                                   Pamela S. Topper
                                   Vice President, General Counsel
                                   and Secretary

                                NOTICE OF MERGER


Notice is given that a certificate of merger which will effect a merger by and between Bauld Investment Corporation, a Florida corporation, and Medaphis Physician Services Corporation, a Georgia corporation, will be delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will be Medaphis Physician Services Corporation, a corporation incorporated in the State of Georgia. The registered office of such corporation is located at 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339 and its registered agent at such address is Pamela S. Topper.

Secretary of State                           DOCKET NUMBER      : 940040281
Business Services and Regulation             CONTROL NUMBER     : 9000830
Suite 315, West Tower                        EFFECTIVE DATE     : 12/31/1993
2 Martin Luther King Jr., Dr.                REFERENCE          : 0045
Atlanta, GA  30334-1530                      PRINT DATE         : 01/05/1994
                                             FORM NUMBER        : 411


C T CORPORATION SYSTEM
JENNIFER F. AULTMAN
1201 PEACHTREE ST., N.E.
ATLANTA, GA 30361




                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:
MEDAPHIS PHYSICIAN SERVICES, a Georgia corporation


Nonsurviving Entity/Entities:
KING MANAGEMENT CORPORATION, a Georgia corporation



                                       /s/ Max Cleland
                                       --------------------------------------
                                       MAX CLELAND
                                       SECRETARY OF STATE

[SEAL]

                                       /s/ Verley J. Spivey
                                       --------------------------------------
                                       VERLEY J. SPIVEY
                                       DEPUTY SECRETARY OF STATE

SECURITIES       CEMETERIES         CORPORATIONS         CORPORATIONS HOTLINE
 655-2894         656-3079            656-2817                404-656-2222
                                                         Outside Metro-Atlanta

                             ARTICLES OF MERGER OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                                      AND
                          KING MANAGEMENT CORPORATION


1. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of King Management Corporation, a Georgia corporation ("King").

2. The Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein was duly approved by the Board of Directors of MPSC.

3. The Agreement and Plan of Merger did not require approval by the shareholders of King or MPSC.

4.    The effective date of the merger is December 31, 1993.

5. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.

                                   MEDAPHIS PHYSICIAN
                                   SERVICES CORPORATION

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                        AGREEMENT AND PLAN OF MERGER OF
                          KING MANAGEMENT CORPORATION
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


      This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between King Management Corporation, a Georgia corporation ("King"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") and sole shareholder of King (King and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

      1.1 On the Effective Date, King shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code.

      1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of King shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

      2.1 Upon the Effective Date, each share of King Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of King shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

      2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of King Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

     This Agreement has been approved by the Board of Directors of MPSC as provided by Section 14-2-1104 of the Georgia Business Corporation Code. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

       IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                                 Medaphis Physician
                                                 Services Corporation

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                   KING MANAGEMENT CORPORATION WITH AND INTO

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION



       The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).


                                 Medaphis Physician Services Corporation


                                 By:  /s/ Pamela S. Topper
                                     -----------------------------------
                                     Pamela S. Topper
                                     Vice President, General Counsel
                                     and Secretary

                                NOTICE OF MERGER


Notice is given that a certificate of merger which will effect a merger by and between King Management Corporation, a Georgia corporation, and Medaphis Physician Services Corporation, a Georgia corporation, will be delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will be Medaphis Physician Services Corporation, a corporation incorporated in the State of Georgia. The registered office of such corporation is located at 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339 and its registered agent at such address is Pamela S. Topper.

Secretary of State                                DOCKET NUMBER   :  922950217
Business Services and Regulation                  CONTROL NUMBER  :  9000830
Suite 315, West Tower                             EFFECTIVE DATE  :  10/20/1992
2 Martin Luther King, Jr. Dr.                     REFERENCE       :  0045
Atlanta, Georgia 30334-1530                       PRINT DATE      :  11/09/1992
                                                  FORM NUMBER     :  411


MEDAPHIS CORPORATION
MICHELE SCOLLARD
2700 CUMBERLAND PKWY. #300
ATLANTA, GA 30339


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.


Surviving Corporation:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia Corporation

Nonsurviving Corporation(s):
FIRST MEDCORP, a California Corporation


                                        /s/ Max Cleland
                                        ---------------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE


[SEAL]                                  /s/ Verley J. Spivey
                                        ---------------------------
                                        VERLEY J. SPIVEY
                                        DEPUTY SECRETARY OF STATE


    SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOT-LINE
     656-2894          656-3079           656-2817             404-656-2222
                                                          Outside Metro-Atlanta

                             ARTICLES OF MERGER OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                               AND FIRST MEDCORP


I. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the issued and outstanding stock of First MedCorp, a California corporation ("First MedCorp")

II. The Agreement and Plan of Merger attached hereto as Exhibit A and incorporated by reference herein was duly approved by the Board of Directors of MPSC and First MedCorp.

III. The Agreement and Plan of Merger did not require approval by the shareholders of First MedCorp or MPSC.

IV. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.

V. Attached hereto as Exhibit B is a certificate of the California Franchise Tax Board certifying that all taxes imposed by the California Bank and Corporation Tax Law upon First MedCorp have been paid.


                                                 FIRST MEDCORP


                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                        MEDAPHIS MEDICAL
                                        ASSOCIATES, INC.
                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title: Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title: Secretary
      --------------------------

                                   EXHIBIT A


                        AGREEMENT AND PLAN OF MERGER OF
                                 FIRST MEDCORP
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 1st day of October, 1992 by and between First MedCorp, a California corporation ("First MedCorp"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (First MedCorp and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

     1.1 On the Effective Date (defined in Section 5 below), First MedCorp shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 1107 of the California Corporations Code (the "California Code") and Section 14-2-1106 of the Georgia Business Corporation Code (the "Georgia Code").

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of First MedCorp shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of First MedCorp stock, common and preferred, either issued and outstanding immediately prior to the Effective Date or held in the treasury of First MedCorp shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of First MedCorp stock, common or preferred, will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $.01 per share.

                                   Section 3

Directors and Officers

     The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.

                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

                                   Section 5

Board Approval, Effectiveness of Merger

     This Agreement has been approved by the board of directors of MPSC and First MedCorp as provided by the Georgia and California Codes. The merger shall become effective on the date on which the Articles of Merger incorporating this Agreement are filed by the Secretary of State of Georgia (said date is herein referred to as the "Effective Date").

                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.



                                             FIRST MEDCORP


                                             By: /s/ Randolph G. Brown
                                                ---------------------------
[CORPORATE SEAL]                             Title: Chairman
                                                   ------------------------
ATTEST

By:/s/ Pamela S. Topper
   ---------------------
Title: Secretary
      ------------------                     MEDAPHIS PHYSICIAN
                                             SERVICES CORPORATION

                                             By: /s/ Randolph G. Brown
                                                -----------------------
                                             Title: Chairman
                                                   ---------------------
[CORPORATE SEAL]

ATTEST


By:/s/ Pamela S. Topper
   ---------------------
Title: Secretary
      ------------------

                                   EXHIBIT B

STATE OF CALIFORNIA
OFFICE OF THE SECRETARY OF STATE

                              CORPORATION DIVISION

     I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:


     That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.



                                     IN WITNESS WHEREOF, I execute
                                        this certificate and affix the Great
                                        Seal of the State of California this

                                               OCT 9 1992
                                               ------------


[SEAL]

                            CERTIFICATE OF OWNERSHIP
                                       OF
                                 FIRST MEDCORP


Randolph G. Brown and Pamela S. Topper hereby certify that:

I. They are the president and the secretary, respectively, of Medaphis Physician Services Corporation, a Georgia corporation ("MPSC").

II. MPSC owns all the outstanding shares of all classes of First MedCorp, a California corporation.

III. The Board of Directors of MPSC duly adopted the following resolution:

     RESOLVED, that the Corporation merge First MedCorp, its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporation Code.

                                   /s/ Randolph G. Brown
                                   --------------------------------
                                   Randolph G. Brown, President

                                   /s/ Pamela S. Topper
                                   --------------------------------
                                   Pamela S. Topper, Secretary

The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Atlanta, Georgia on July 16, 1992.

                                   /s/ Randolph G. Brown
                                   --------------------------------
                                   Randolph G. Brown

                                   /s/ Pamela S. Topper
                                   --------------------------------
                                   Pamela S. Topper

October 19, 1992

Secretary of State
2 Martin Luther King, Jr., Drive, S.E.
Suite 315, West Tower
Atlanta, Georgia 30334

Attn: Corporate Division

RE:   First MedCorp merger with and into
      Medaphis Physician Services Corporation

Ladies and Gentlemen:

The undersigned, as Secretary of Medaphis Physician Services Corporation, hereby certifies that she has requested a notice of merger to be published and payment therefore has been made as required by O.C.G.A., Section 14-2-201 (b).


                                   Medaphis Physician Services Corporation


                                   /s/ Pamela S. Topper
                                   ---------------------------------------
                                   Pamela S. Topper
                                   Secretary

SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
SUITE 315, WEST TOWER
2 MARTIN LUTHER KING JR. DR.
ATLANTA, GEORGIA  30334-1530                 DOCKET NUMBER : 920700698
                                             CONTROL NUMBER: 9000830
                                             EFFECTIVE DATE: 02/28/1992
                                             REFERENCE     : 0077
                                             PRINT DATE    : 04/20/1992
                                             FORM NUMBER   : 411


MEDAPHIS CORPORATION
MICHELE SCOLLARD
STE 300, 2700 CUMBERLAND PKWY
ATLANTA, GEORGIA  30339


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Corporation:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation

Non Surviving Corporation(s):
MEDICAL MANAGEMENT AND CONSULTANTS, INC., a Georgia corporation





                                             /s/ Max Cleland
                                             -------------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE


[SEAL]                                       /S/ Verley J. Spivey
                                             -------------------------
                                             VERLEY J. SPIVEY
                                             DEPUTY SECRETARY OF STATE


                                          CORPORATIONS HOTLINE
SECURITIES  CEMETERIES  CORPORATIONS         (404) 656-2222
 656-2894    656-3079    656-2817        Outside Metro Atlanta

                             ARTICLES OF MERGER OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                                      AND
                    MEDICAL MANAGEMENT AND CONSULTANTS, INC.


I. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of Medical Management and Consultants, Inc., a Georgia corporation ("MMC").

II. The Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated by reference herein was duly approved by the Board of Directors of MMC and MPSC.

III. The Agreement and Plan of Merger did not require approval by the shareholders of MMC or MPSC.

IV. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.

                                        MEDAPHIS PHYSICIAN
                                        SERVICES CORPORATION

                                        By: /s/ Randolph G Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title:  Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title:  Secretary
      --------------------------

                                        MEDICAL MANAGEMENT AND
                                        CONSULTANTS, INC.

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                           -----------------------------
                                        Title:  Chairman
ATTEST:                                       --------------------------

By: /s/ Pamela S. Topper
   -----------------------------
Title:  Secretary
      --------------------------

                                  EXHIBIT A


                        AGREEMENT AND PLAN OF MERGER OF
                    MEDICAL MANAGEMENT AND CONSULTANTS, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION


     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 28th day of February, 1992 by and between Medical Management and Consultants, Inc., a Georgia corporation ("MMC"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (MMC and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

     1.1 On the Effective Date, MMC shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of MMC shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of MMC Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of MMC shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of MMC Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

     The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.

                                   Section 4

Articles of Incorporation and Bylaws

     4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

     4.2 From and after the Effective Date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

                                   Section 5

Board Approval, Effectiveness of Merger

     This Agreement has been approved by the board of directors of MPSC and MMC as provided by the Georgia Business Corporation Code. The merger shall become effective on the date on which the Articles of Merger incorporating this Agreement are filed by the Secretary of State of Georgia (said date is herein referred to as the "Effective Date").

                                   Section 6

Miscellaneous

     6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

     6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.



                                             Medaphis Physician
                                             Services Corporation


                                             By: /s/ R.G. Brown
                                                ---------------------------
[CORPORATE SEAL]                             Title: Chairman
                                                   ------------------------
ATTEST:

By:/s/ Pamela S. Topper
   ---------------------
Title: Secretary
      ------------------                     Medical Management and
                                             Consultants, Inc.

                                             By: /s/ R.G. Brown
                                                -----------------------
                                             Title: Chairman
                                                   --------------------
[CORPORATE SEAL]

ATTEST:


By:/s/ Pamela S. Topper
   ---------------------
Title: Secretary
      ------------------

February 26, 1992


Secretary of State
2 Martin Luther King, Jr, Drive, SE
Suite 315, West Tower
Atlanta, GA 30334

ATTN:     Corporate Division

     Re:  Medaphis Physician Services Corporation Merger
          With Medical Management & Consultants, Inc.

Gentlemen:

     The undersigned, as Secretary of Medaphis Physician Services Corporation, hereby certifies that she has requested a notice of merger to be published and payment therefor has been made as required by O.C.G.A., Section 14-2-201.1(b).


                                   Medaphis Physician Services Corporation


                                   /s/ Pamela S. Topper
                                   --------------------
                                   Pamela S. Topper
                                   Secretary

Secretary of State                      DOCKET NUMBER  :  920700554
Business Services and Regulation        CONTROL NUMBER :  9000830
Suite 315, West Tower                   EFFECTIVE DATE :  02/28/1989
3 Martin Luther King, Jr. Dr.           REFERENCE      :  0069
Atlanta, Georgia 30334-1530             PRINT DATE     :  03/16/1992
                                        FORM NUMBER    :  411


MEDAPHIS CORPORATION
MICHELE SCOLLARD
2700 CUMBERLAND PARKWAY, STE 300
ATLANTA, GEORGIA 30339


                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.


Surviving Entity:
MEDAPHIS PHYSICIAN SERVICES CORPORATION, a Georgia corporation


Nonsurviving Corporation(s):
PRACTICE MANAGEMENT GROUP, INC., a Tennessee corporation



                                  /s/ Max Cleland
                                  ---------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ Verley J. Spivey
                                  ---------------------------
[SEAL]                            VERLEY J. SPIVEY
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOTLINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

             ARTICLES OF MERGER OF PRACTICE MANAGEMENT GROUP, INC.
                  AND MEDAPHIS PHYSICIAN SERVICES CORPORATION

     I. Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"), owns one hundred percent (100%) of the outstanding stock of Practice Management Group, Inc., a Tennessee corporation ("PMG").

     II. The Agreement and Plan of Merger attached hereto as Exhibit A and incorporated by reference herein was duly approved by the Board of Directors of MPSC and of PMG.

     III. The Agreement and Plan of Merger did not require approval by the shareholders of PMG or MPSC.

     IV. The name of the surviving corporation is Medaphis Physician Services Corporation, a Georgia corporation.

     V. Medaphis Corporation, the sole shareholder of MPSC, has waived in writing its right pursuant to Section 48-21-104(e) of the Tennessee Corporation Act to receive a copy of the Agreement and Plan of Merger thirty (30) days prior to its filing with the Secretary of State of Tennessee.


                                   PRACTICE MANAGEMENT GROUP, INC.

                                   By:  /s/ R. G. Brown
[CORPORATE SEAL]                       -----------------------------------------
                                   Title: Chairman
                                         ---------------------------------------

By: /s/ Pamela S. Topper
   ---------------------
Pamela S. Topper
Secretary



                                   MEDAPHIS PHYSICIAN
                                   SERVICES CORPORATION


                                   By:
                                        /s/ R. G. Brown
[CORPORATE SEAL]                       -----------------------------------------
                                   Title: Chairman
                                         ---------------------------------------

ATTEST:


By: /s/ Pamela S. Topper
   ---------------------
   Pamela S. Topper
   Secretary

                        AGREEMENT AND PLAN OF MERGER OF
                        PRACTICE MANAGEMENT GROUP, INC.
                                 WITH AND INTO
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 28th day of February, 1992 by and between Practice Management Group, Inc., a Tennessee corporation ("PMG"), and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC") (PMG and MPSC being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                                   Section 1

Merger

     1.1 On the Effective Date (as hereinafter defined), PMG shall be merged with and into MPSC, and MPSC (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in
Section 14-2-1106 of the Georgia Business Corporation Code and Section 48-21-106 of the Tennessee Business Corporation Act.

     1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of PMG shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

                                   Section 2

Terms of the Transaction

     2.1 Upon the Effective Date, each share of PMG Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of PMG shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

     2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of PMG Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers


      The persons who are directors and officers of MPSC immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws


      4.1 From and after the Effective Date, the Articles of Incorporation of MPSC, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided by law.

      4.2 From and after the Effective date, the bylaws of MPSC, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

                                   Section 5

Board Approval Effectiveness of Merger


      This Agreement has been approved by the board of directors of MPSC and of PMG as provided by the Georgia Business Corporation Code and Tennessee Business Corporation Act. The merger shall become effective on the date on which the Articles of Merger incorporating this Agreement are filed by the Secretary of State of Georgia (said date is herein referred to as the "Effective Date."

                                   Section 6

Miscellaneous


      6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

      6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

      IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.



                                       PRACTICE MANAGEMENT GROUP, INC.



(CORPORATE SEAL)                       BY:      /s/ R. G. Brown
                                          -------------------------------------
                                       TITLE:   Chairman
                                             ----------------------------------

ATTEST:

BY:      /s/Pamela S. Topper
   -------------------------------------
TITLE:   SECRETARY
      ----------------------------------



                                       MEDAPHIS PHYSICIAN
                                       SERVICES CORPORATION

(CORPORATE SEAL)                       BY:      /s/ R. G. Brown
                                          -------------------------------------
                                       TITLE:   Chairman
                                             ----------------------------------

ATTEST:

BY:      /s/Pamela S. Topper
-------------------------------------
TITLE:   SECRETARY
----------------------------------

February 28, 1992


Secretary of State
2 Martin Luther King, Jr., Drive, SE
Suite 315, West Tower
Atlanta, GA 30334

ATTN:  Corporate Division

     Re:  Medaphis Physician Services Corporation
          Merger with Practice Management Group, Inc.

Gentlemen:

     The undersigned, as Secretary of Medaphis Physician Services Corporation, hereby certifies that she has requested a notice of merger to be published and payment therefor has been made as required by O.C.G.A., Section 14-2-201.1(b).

                                   Medaphis Physician Services Corporation

                                   /s/ Pamela S. Topper
                                   ---------------------------------------------
                                   Pamela S. Topper
                                   Secretary

Secretary of State                            TRANSACTION NUMBER : 90046114
Business Services And Regulation              CHARTER NUMBER     : 9000830
Suite 306, West Tower                         DATE INCORPORATED  : 01/16/90
2 Martin Luther King, Jr., Dr.                EFFECTIVE DATE     : 02/15/90
Atlanta, Georgia 30334-1530                   EXAMINER           : JACKIE SLATE
                                              TELEPHONE          : 404-656-2821

REQUESTED BY:
MEDAPHIS CORPORATION
MICHAEL P. KENNEDY
210 INTERSTATE NORTH, STE 601
ATLANTA, GA  30339

                             CERTIFICATE OF MERGER

      I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

-------------------------------------------------------------------------------

              "MEDICAL DATA SERVICES CORPORATION," a Virginia corp.
                                  merged into
           "MEDAPHIS PHYSICIAN SERVICES CORPORATION," a Georgia corp.

-------------------------------------------------------------------------------

and the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

      WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE:  FEBRUARY 16, 1990
FORM A6 (JULY 1989)



                                    /s/Max Cleland
                                    MAX CLELAND
                                    SECRETARY OF STATE

                                    /s/H. Wayne Howell
                                    H. WAYNE HOWELL
                                    DEPUTY SECRETARY OF STATE

[SEAL]

SECURITIES        CEMETERIES        CORPORATIONS      CORPORATION HOT-LINE
  656-2894         656-3079           656-2817           404-656-2222

                             CERTIFICATE OF MERGER
                      OF MEDICAL DATA SERVICES CORPORATION
                  INTO MEDAPHIS PHYSICIAN SERVICES CORPORATION


      The undersigned, duly authorized officers of their respective corporations, pursuant to Section 14-2-1105(b) of the Georgia Business Corporation Code, hereby execute the following Certificate of Merger:

      I.    Names of Corporations

      The names of the corporations proposing to merge are Medical Data Services Corporation, a Virginia corporation ("MDS") and Medaphis Physician Services Corporation, a Georgia corporation ("MPSC"). The name of the surviving corporation shall be "Medaphis Physician Services Corporation."

      II.   Plan of Merger

      MDS shall be merged into MPSC, which will be the surviving corporation, in accordance with the provisions of the Agreement and Plan of Merger which is on file at the principal place of business of MPSC at 210 Interstate North Parkway, Suite 601, Atlanta, Georgia 30339.

      III.  Inspection of Plan of Merger.

      MPSC shall furnish a copy of the Agreement and Plan of Merger on request and without charge to any shareholder of MDS or MPSC.

      IN WITNESS WHEREOF, each of the corporations has caused this Certificate of Merger to be executed in their respective name by their respective duly authorized officers on the 12th day of February, 1990.


MEDICAL DATA SERVICES                  MEDAPHIS PHYSICIAN
CORPORATION                            SERVICES CORPORATION



BY: /s/Randolph G. Brown               BY:  /s/Gene P. Kaczmarski
   --------------------------------       -------------------------------------
   Randolph G. Brown                      Gene P. Kaczmarski
   President and Chief                    President
   Executive Officer


Attest: /s/Michael P. Kennedy         Attest: /s/ Michael P. Kennedy
       ----------------------------           ----------------------------------
Title: Assistant Secretary                    Assistant Secretary
      -----------------------------           ----------------------------------

      (AFFIX CORPORATE SEAL)                  (AFFIX CORPORATE SEAL)

                        CERTIFICATE OF OFFICER REGARDING
                      REQUEST FOR PUBLICATION OF NOTICE OF
                      INTENT TO FILE CERTIFICATE OF MERGER


      The undersigned officer of Medaphis Physician Services Corporation, the surviving corporation in the proposed merger pursuant to the Georgia Business Corporation Code with Medical Data Services Corporation, a Virginia corporation, hereby certifies that the request for publication of a notice of intent to file the Certificate of Merger and payment therefor, have been made as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

      This 6th day of February, 1990.



                                    /s/Gene P. Kaczmarski
                                    -------------------------------------------
                                    Gene P. Kaczmarski, President

                        CERTIFICATE OF OFFICER REGARDING
                      REQUEST FOR PUBLICATION OF NOTICE OF
                      INTENT TO FILE CERTIFICATE OF MERGER


      The undersigned officer of Medaphis Physician Services Corporation, the surviving corporation in the proposed merger pursuant to the Georgia Business Corporation Code with Medical Data Services Corporation, a Virginia corporation, hereby certifies that the request for publication of a notice of intent to file the Certificate of Merger and payment therefor, have been made as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

      This 6th day of February, 1990.



                                    /s/Gene P. Kaczmarski
                                    -------------------------------------------
                                    Gene P. Kaczmarski, President

Secretary of State                          CHARTER NUMBER :  9000830 DP
Business Services And Regulation            DATE INCORPORATE  01/16/1990
Suite 306, West Tower                       COUNTY         :  FULTON
2 Martin Luther King, Jr., Dr.              EXAMINER       :  PAM E. NEAL
Atlanta, Georgia 30334-1530                 TELEPHONE      :  404-636-2968


MAILED TO:

MICHAEL P. KENNEDY
210 INTERSTATE NORTH PKWY #601
ATLANTA, GA 30339


                          CERTIFICATE OF INCORPORATION

I, MAX CLELAND, SECRETARY OF STATE AND THE CORPORATIONS COMMISSIONER OF THE STATE OF GEORGIA DC HEREBY CERTIFY, UNDER THE SEAL OF MY OFFICE THAT

-----------------------------------------------------------------------------
                   "MEDAPHIS PHYSICIAN SERVICES CORPORATION"
-----------------------------------------------------------------------------

HAS BEEN DULY INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA ON THE DATE SET FORTH ABOVE, BY THE FILING OF ARTICLES OF INCORPORATION IN THE OFFICE OF THE SECRETARY OF STATE AND THE FEES THEREFOR PAID, AS PROVIDED BY LAW, AND THAT ATTACHED HERETO IS A TRUE COPY OF SAID ARTICLES OF INCORPORATION.

     WITNESS MY HAND AND OFFICIAL SEAL, IN THE CITY OF ATLANTA AND THE STATE OF GEORGIA ON THE DATE SET FORTH BELOW.

DATE:

                                  /s/ Max Cleland
                                  ---------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ H. WAYNE HOWELL
                                  ---------------------------
[SEAL]                            H. WAYNE HOWELL
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOTLINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                           ARTICLES OF INCORPORATION
                                       OF
                    MEDAPHIS PHYSICIAN SERVICES CORPORATION

                                       I.

     The name of the Corporation is:

                    Medaphis Physician Services Corporation

                                      II.

     The Corporation shall have authority to issue 1,000 shares of common stock, and the par value of each share shall be one dollar ($1.00).

                                      III.

     The initial registered office of the Corporation shall be at 2 Peachtree Street N.W., Atlanta, Georgia 30383, in Fulton County. The initial registered agent of the Corporation at such address shall be CT Corporation System.

                                      IV.

     The name and address of the incorporator are:

                                 Michael P. Kennedy
                                 210 Interstate North Parkway
                                 Suite 601
                                 Atlanta, Georgia 30339

                                       V.

     The mailing address of the initial principal office of the Corporation is 210 Interstate North Parkway, Suite 601, Atlanta, Georgia 30339.

                                      VI.

     The initial Board of Directors shall consist of three (3) members who shall be and whose addresses are:


                                 Randolph G. Brown
                                 210 Interstate North Parkway
                                 Suite 601
                                 Atlanta, Georgia 30339


                                 Gene P. Kaczmarski
                                 210 Interstate North Parkway
                                 Suite 601
                                 Atlanta, Georgia  30339

                                  Timothy J. Kilgallon
                                  210 Interstate North Parkway
                                  Suite 601
                                  Atlanta, Georgia 30339

                                      VII.

     No director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director for (a) any appropriation, in violation of his duties, of any business opportunity of the Corporation; (b) acts or omissions which involve intentional misconduct or a knowing violation of law; (c) liabilities of a director imposed by Section 14-2-832 of the Georgia Business Corporation Code; or (d) any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 12th day of January 1990.


                                   /s/ Michael P. Kennedy
                                   ----------------------
                                   Michael P. Kennedy
                                   Incorporator

Secretary of State                                FORM NUMBER    :  NR
Business Services And Regulation                  EFFECTIVE DATE :  12/13/89
Suite 306, West Tower                             REFERENCE      :  89346527
2 Martin Luther King, Jr., Dr.                    PRINT DATE     :  STACY GILLEY
Atlanta, Georgia 30334-1530                       FORM NUMBER    :  404-656-3173


REQUESTED BY:

MEDAPHIS CORPORATION / M. KENNEDY
#601 210 INTERSTATE NORTH
ATLANTA, GA 30339


                          NAME RESERVATION CERTIFICATE


     THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

-----------------------------------------------------------------------------
                   "MEDAPHIS PHYSICIAN SERVICES CORPORATION"
-----------------------------------------------------------------------------

     THIS CERTIFICATE SHALL BE VALID FOR A PERIOD OF TWO CALENDAR MONTHS FOR PROFIT AND NONPROFIT CORPORATIONS AND PROFESSIONAL ASSOCIATES (DP, FP, DH, FM, &
PA), OR SIXTY (60) DAYS FOR LIMITED PARTNERSHIP (7D OR 7F), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS.

     NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.



                                  /s/ Max Cleland
                                  ---------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ H. Wayne Howell
                                  ---------------------------
[SEAL]                            H. WAYNE HOWELL
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOTLINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                    MEDAPHIS PHYSICIAN SERVICES CORPORATION
                          CERTIFICATE OF INCORPORATION
                                   REGARDING
                       REQUEST FOR PUBLICATION OF NOTICE
                                       OF
                             INTENT TO INCORPORATE


     The undersigned incorporator of Medaphis Physician Services Corporation, a corporation to be formed pursuant to the Georgia Business Corporation Code, hereby certifies that the request for publication of a notice of intent to file the Articles of Incorporation of Medaphis Physician Services Corporation, and payment therefor, have been made as required by Section 14-2-201.1(b) of the Georgia Business Corporation Code.

     This 12th day of January, 1990.


                                  /s/ Michael P. Kennedy
                                  --------------------------------
                                  Michael P. Kennedy, Incorporator